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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 1999

                              NetOptix Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       000-11309                                         04-2526583
(Commission File Number)                      (IRS Employer Identification No.)


     Sturbridge Business Park, P.O. Box 550, Sturbridge, Massachusetts 01566
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 347-9191
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

On December 14, 1999, NetOptix Corporation (the "Company") reported financial results for its fourth quarter and for the fiscal year ended September 30, 1999.

The Company also announced that it has agreed to sell its Leisegang Medical, Inc. (LMI) and related women's health businesses and related assets to CooperSurgical, Inc., a unit of The Cooper Companies, Inc. The transaction includes the Company's operating units in Germany (Leisegang GmbH) and Canada (Galenica Inc.), as well as the LMI operations in Boca Raton, Florida.

Two press releases, each dated December 14, 1999, describing each of these items are attached hereto as Exhibits 99.1 and 99.2.


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                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NetOptix Corporation


                                         By: /s/ Gerhard R. Andlinger
                                             -----------------------------------
                                             Gerhard R. Andlinger
                                             Chairman of the Board, President
                                             and Chief Executive Officer
Date:  December 15, 1999




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                                  EXHIBIT INDEX


EXHIBIT
 NUMBER                       EXHIBIT TITLE
 ------                       -------------


  99.1           Press Release dated December 14, 1999

  99.2           Press Release dated December 14, 1999